DocuSign Envelope ID: 9977CE04-6B2E-4B6D-9B98-EFA932C65E78

Exhibit 10.18

TANK FARM OFFICE PARK, LLC - MINDBODY, INC.
2016 4051 BROAD ST. (BUILDING 100) TENANT IMPROVEMENT AGREEMENT
AND EXISTING LEASES MODIFICATION

Tank Farm Office Park, LLC (Landlord or TFOP), with a notice address of 684 Higuera Street, Suite B, San Luis Obispo, CA 93401, and MindBody, Inc. (MB or Tenant), with a notice address of 4051 Broad St., Suite 220, San Luis Obispo, CA 93401, agree to the following Lease Improvement and Existing Leases Modification Agreement (Modification Agreement) relating to their interests as Landlord and Tenant in multiple premises which comprise a part of the MB campus Because Tenant has been using the full interior of Building 100, and such use is continuing, this Modification Agreement shall be effective as of August 1, 2016, regardless of when executed (Effective Date). Capitalized terms used herein, but not otherwise defined, shall have the meaning given in the 2012 Modification Agreement referenced in the recitals at paragraph H. Landlord and Tenant may be referred to herein as a Party or as the Parties.

1. Landlord and Tenant are Parties to the following lease agreements (collectively, Existing Leases):

A. Existing Lease Suite 220 consisting of: an Agreement for Lease of Real Property between Nicholas Tompkins and Kathleen Tompkins, as Landlord, and MindBody, Inc. dba Mindbody Online, as Tenant, dated November 22, 2006; an Agreement for Modification to Lease of Real Property, dated December 20, 2007, between NKT Commercial Properties, LLC and MindBody Soft, Inc.; an Assignment of Lease, dated February 11, 2010, by and between NKT Commercial, LLC, as Assignor, and Tank Farm Office Park, LLC, as Assignee; and a Modification of Lease of Real Property Dated: November 22, 2006, dated December 14, 2010, between MindBody Soft, Inc. and Tank Farm Office Park, LLC, clarifying the Tenant as MindBody, Inc. Existing Lease 220 applies to the 14,366 square foot premises located at 4051 Broad Street, Suite 220, San Luis Obispo, CA (originally Suite 210, with the additional space known as Suite 240 added per the Agreement for Modification to Lease of Real Property, described above), diagrammed as Suite 220 on the attached Exhibit B, and includes the non exclusive use of defined Common Areas and unmarked parking spaces.

B. Existing Lease Suite 230 consisting of: an Agreement for Lease of Real Property between Tank Farm Office Park, LLC, and MindBody, Inc., dba Mindbody Online, dated November, 2010. Existing Lease 230 applies to the 16,448 square foot premises located at 4051 Broad Street, Suite 230, San Luis Obispo, CA, diagramed as Suite 230 on the attached Exhibit B, and includes the non-exclusive use of defined Common Areas and unmarked parking spaces, plus 8 designated parking spaces.

C. Existing Lease Suite 110 consisting of: an Agreement for Lease of Real Property between Tank Farm Office Park, LLC, and MindBody, Inc., dba Mindbody Online, dated May, 2009; a Modification of Lease of Real Property, dated December 14, 2010, between MindBody Soft, Inc. and Tank Farm Office Park, LLC. Existing Lease 110 applies to the 7,095 square foot premises located at 4051 Broad Street, Suite 110, San Luis Obispo, CA, diagrammed as Suite 110 on the attached Exhibit A, and includes the non-exclusive use of defined Common Areas and unmarked parking spaces.

DocuSign Envelope ID: 9977CE04-6B2E-4B6D-9B98-EFA932C65E78

D. Existing Lease Suite 126 consisting of: an AIR Commercial Real Estate Association Standard Multi-Tenant Office Lease - Net, dated March 13, 2012, between Tank Farm Office Park, LLC and MindBody Online, Inc. Existing Lease 126 applies to the 3,300 square foot premises located at 4051 Broad Street, Suite 126, San Luis Obispo, CA, diagrammed as Suite 126 on the attached Exhibit A, and includes the non-exclusive use of defined Common Areas and unmarked parking spaces.

E. Existing Lease Suite 122 consisting of: an AIR Commercial Real Estate Association Standard Multi-Tenant Office Lease - Net, dated November 1, 2012, between Tank Farm Office Park, LLC, and MindBody Online, Inc. Existing Lease 122 applies to the 1,663 square foot premises located at 4051 Broad Street, Suite 122, San Luis Obispo, CA, diagrammed as Suite 122 on the attached Exhibit A, and includes the non-exclusive use of defined Common Areas and unmarked parking spaces.

F. Existing Lease Suite 140 consisting of: an AIR Commercial Real Estate Association Standard Multi-Tenant Office Lease - Net, dated November 1, 2012, between Tank Farm Office Park, LLC and MindBody Online, Inc. Existing Lease 140 applies to the 14,050 square foot premises located at 4051 Broad Street, Suite 140, San Luis Obispo, CA, diagrammed as Suite 140 on the attached Exhibit A, and includes the non-exclusive use of defined Common Areas and 15 reserved carpool spaces.

G. Existing Lease Suite 120 consisting of: an AIR Commercial Real Estate Association Standard Multi-Tenant Office Lease - Net, dated April 1, 2009, between Tank Farm Office Park, LLC, and Caliber Audit & Attest, LLP, as assigned by Caliber Audit & Attest to MindBody Online, Inc., on July 1, 2014. Existing Lease 120 applies to the approximately 1,737 rentable square foot premises located at 4051 Broad Street, Suite 120, San Luis Obispo, CA, diagrammed as Suite 120 on attached Exhibit A, and includes the non-exclusive use of defined Common Areas and certain unreserved parking rights.

2. The following events occurred during MB's occupancy of the Existing Leases:

A. Because a single Tenant, MB, took over and occupied, or intended to take over and occupy, all of Building 100, in which each of the individual leased suites are located, the Parties entered into a Tank Farm Office Park Multiple Lease Extension and Modification Agreements dated November 26, 2012 (2012 Modification Agreement), through which the Parties agreed to a Reset Date, a Reset Term, a Blended Lease Rate, and a Blended Rate Date as well as other terms addressed therein. The 2012 Modification Agreement contemplated the addition of Suite 120, but it was not added as an Existing Lease until 2015, through that certain Tank Farm Office Park Lease Extension and Modification Agreement Existing Lease 120, executed by the Landlord on September 9, 2015, and executed by the Tenant on November 13, 2015.

B. MB is now the sole Tenant of all of the suites comprising the entire Building 100, which consists of multiple condominium units, including areas identified in Building 100 as common area, whether or not owned or managed by the T F & B Owners Association or Landlord, and has initiated substantial remodeling of Building 100, combining all the suites and other associated interior areas of Building 100 for its exclusive use.

C. Although Tenant has been using all of the Building 100 interior space since on or about July 1, 2014, the Parties now wish to address Tenant improvements to Building 100, and to provide for maintenance, insurance and other responsibilities of Tenant without modifying any other terms of the Existing Leases.

Accordingly, acknowledging the accuracy of the foregoing, the parties agree as follows:

DocuSign Envelope ID: 9977CE04-6B2E-4B6D-9B98-EFA932C65E78

1.     Tenant. The Tenant for all the Exiting Leases is confirmed and agreed as Mindbody, Inc., a Delaware corporation.

2. Term. The Parties agree that all conditions, covenants and requirements established by this Agreement related to the "Common Area" terminate if Tenant is no longer the sole Tenant of Building 100, as to those areas which are no long subject to its exclusive use and control. For purposes of this Agreement, Common Area refers to the areas shaded in grey on the Exhibits A and B, attached.

3. Improvements. Notwithstanding the terms of the Existing Leases, and without waiving any terms of the Existing Leases with regard to their separate terms and requirements, Landlord provides its consent to Tenant's improvements to Building 100 based on the plans attached hereto as Exhibit C (2016 Building 100 Tenant Improvements). Pursuant to the Existing Lease Premises configurations, the Common Area portions of Building 100 were designated for non-exclusive use of any single Premises. In or about 2014, and continuing after completion of the 2016 Building 100 Improvements, Tenant, with Landlord's knowledge, began using portions Building 100 on an exclusive basis, with the understanding such formerly nonexclusive use areas are now under Tenant's exclusive use and control. Landlord's approval of the 2016 Building 100 Tenant Improvements is subject to requirement that on termination of the Existing Leases, or any of them, Landlord will require that the downstairs lobbies and upstairs landing area be restored to their original conditions as non-exclusive use areas with walls intact in their condition prior to the 2016 MB remodel, except to the extent that hereinafter the Tenant first seeks Landlord's approval to such changes and Landlord approves such changes in writing. Landlord's approval is further conditioned on Tenant using commercial reasonable efforts to upgrade the fire alarm notification system, which upgrade shall be completed on the date required by any governing agency as a condition to continued occupancy to meet Tenant's occupancy load, subject to Landlord's obligation to maintain such system, reimbursable by Tenant through monthly Operating Expenses & Additional Rent.

4. Tenant Covenant. Tenant covenants that except as provided herein, all of the 2016 Building 100 Tenant Improvements, whether or not included in the plans set forth in Exhibit C, shall be paid for by Tenant at its sole cost and expense and shall be considered Tenant installations or alterations for purposes of the Existing Leases. Tenant further covenants:

a. Improvements Done in Compliance with Existing Leases. All 2016 Building 100 Tenant Improvements will be done in full compliance with the Existing Leases. Landlord hereby approves Newton Construction as the accepted contractor. After completion of the 2016 Building 100 Tenant Improvements, or on Landlord's reasonable request, Tenant shall deliver to Landlord a reproducible copy of the improvement drawings as built. Tenant and Landlord represent that Tenant has delivered a copy of the recorded Notice of Completion with the County of San Luis Obispo for all permits. Change to the plans set forth in Exhibit C during Tenant's construction shall be presented to Landlord for approval per the terms of the Existing Leases. Tenant agrees that any and all future improvements must be approved in advance by Landlord's office, in writing, as is required in all existing leases.

b. Maintenance. Notwithstanding any requirements of the Existing Leases regarding maintenance, except as regards structural components of Building 100, and reserves collected for same, Tenant shall be responsible, at its sole costs and expense, for all maintenance of the entire Building 100 individual Premises, including those areas which prior to the 2016 Building 100 Tenant Improvements were designated as non-exclusive use areas within Building 100. Landlord will, however, remain in control of the contracts and pay for monitoring and maintenance of the fire alarm system and elevators, subject to reimbursement of such expenses by Tenant through payment of its NNN Charges.

c. Insurance. Tenant agrees that it will be solely responsible for providing insurance as required by the Existing Leases, but also for all of the 2016 Building Tenant Improvements, without any contribution or coverage by Landlord. Landlord, or T F & B Owners Association, will continue to insure structural components

DocuSign Envelope ID: 9977CE04-6B2E-4B6D-9B98-EFA932C65E78

of the external Building 100, together with the elevator and fire suppression systems, which are charged through to Tenant as NNN Charges. Nothing contained herein shall reduce the assessments or fees charged by T F & B Owners Association under the Declaration of Covenants, Conditions, and Restrictions Establishing a Plan of Commercial Condominium Ownership for Tank Farm Office Park, attached hereto as Exhibit D, as may be amended from time to time as provided therein (CC&Rs), related to Building 100 or Tenant's obligation to pay its share of same per the Existing Leases, except that any costs or expenses paid directly by Tenant shall not also be charged through to Tenant as NNN Charges.

d. CC&R Compliance. Tenant agrees that nothing contained herein shall modify Tenant's obligations to comply with the CC&Rs applicable to Building 100, or otherwise, and other uses of the property on which Building 100 is located pursuant to the Existing Leases.

e. Public Artwork in Common Areas. Tenant acknowledges that City of San Luis Obispo required, and Landlord provided within Common Areas of Building 100, public artwork. Because certain Building 100 non-exclusive use areas are now used exclusively by MB, MB wishes to remove or replace existing public art work installed by Landlord with artwork or designs consistent with MB's 2016 Building 100 Tenant Improvements. Landlord agrees that MB may replace the Building 100 artwork. If required by the City of San Luis Obispo at any time to be replaced, tenant shall be responsible for meeting this requirement, at its sole cost and expense, and providing proof of compliance to the Landlord. Landlord, at Landlord's expense, shall remove the existing public artwork for Landlord's disposal or use, in its sole discretion, and shall repair walls after removal in a finished condition.

5. Tenant Acknowledgement. Tenant acknowledges that prior to the Effective Date and after, it has been, and is, occupying areas designated non-exclusive use within Building 100 which, under the Existing Leases, are defined as Appurtenant Rights not subject to exclusive use. Landlord consents to Tenant's use of the previously designated non-exclusive use areas provided Tenant agrees to continue to pay Tenant's share of Operating Expenses and Operating Expenses (also defined in some Existing Leases as "Common Area Operating Expenses") other than those items Tenant assumes directly based on its exclusive use. Exhibit D hereto sets forth a list of the costs and responsibilities assumed by Tenant as of the Effective Date. Landlord will continue to maintain and pay for services for the elevators and fire alarm system and Landlord will continue to charge Tenant back for these costs through Operating Expenses.

6. No Agreement to Combine Suites Into Single Premises. Nothing contained herein shall be deemed to constitute Landlord's agreement that the seven separate Premises in the Existing Leases be merged into a single Premises for purposes of the Existing Leases.

7. No Modifications to Existing Leases Except as Set Forth Herein. Except as otherwise set forth in this Modification Agreement, nothing contained herein shall modify the terms of the Existing Leases, as amended or modified and each shall continue on the terms and conditions stated therein.

8.     Facsimile/Electronic Signature. This Modification Agreement may be accepted by facsimile or other electronic copy or an original signature

DocuSign Envelope ID: 9977CE04-6B2E-4B6D-9B98-EFA932C65E78

DocuSign Envelope ID: 9977CE04-6B2E-4B6D-9B98-EFA932C65E78

Exhibit A

First Floor Premises Diagram and Condo Identification

EXHIBIT A
100 - LEASE EXHIBIT - FLOOR 1
X1
TANK FARM OFFICE PARK
BUILDING 100
SUITE 110
SUITE 140
SUITE 126
suite 120
suite 122
common
N

A

DocuSign Envelope ID: 9977CE04-6B2E-4B6D-9B98-EFA932C65E78

Exhibit B
Second Floor Premises Diagram and Condo Identification
With Common Area

Exhibit B
Second Floor Premises Diagram and Condo Identification

100 - LEASE EXHIBIT - FLOOR 2
COMMON
EXHIBIT B
X2
TANK FARM OFFICE PARK
BUILDING 100

B

DocuSign Envelope ID: 9977CE04-6B2E-4B6D-9B98-EFA932C65E78

Exhibit C

Proposed 2016 Building 100 Tenant Improvement Plans

ABBREVIATIONS
MINDBODY
MINDBODY TENANT IMPROVEMENTS-EXISTING BUILDING "BANK AREA"
4051 BROAD ST, SAN LUIS OBISPO, CA 93401
GENERAL NOTES
PROJECT DIRECTORY
AGENCIES AND UTILITIES
SHEET INDEX
SYMBOLS
20
View Name
PROJECT DATA
VICINITY MAP
PROJECT SITE
PROJECT SCOPE
DEFERRED SUBMITTALS
rrm design group
MINDBODY BANK TI
TITLE SHEET
8233-01-CO16
T-1.1

C

DocuSign Envelope ID: 9977CE04-6B2E-4B6D-9B98-EFA932C65E78

Exhibit C

Proposed 2016 Building 100 Tenant Improvement Plans

ABBREVIATIONS
MINDBODY
MINDBODY TENANT IMPROVEMENTS-EXISTING BUILDING "FINANCE"
4051 BROAD ST, SAN LUIS OBISPO, CA 93401
GENERAL NOTES
PROJECT DIRECTORY
AGENCIES AND UTILITIES
SHEET INDEX
SYMBOLS
20 View Name
PROJECT DATA
VICINITY MAP
PROJECT SITE
PROJECT SCOPE
DEFERRED SUBMITTALS
rrm design group
MINDBODY FINANCE TI
TITLE SHEET
T-1.1

C

DocuSign Envelope ID: 9977CE04-6B2E-4B6D-9B98-EFA932C65E78

Exhibit C

Proposed 2016 Building 100 Tenant Improvement Plans

A TENANT IMPROVEMENT FOR
MINDBODY
SAN LUIS OBISPO, CA
SYMBOL LEGEND
SITE SUMMARY
BUILDING SUMMARY
AGENCIES
PROJECT DESCRIPTION
VICINITY MAP
GENERAL NOTES
TANK FARM ROAD
EXISTING BUILDING
EXISTING PARKING LOT
BROAD STREET
DIRECTORY
SHEET INDEX
EXISTING SITE PLAN (NO CHANGE)
FORM
A TENANT IMPROVEMENT FOR MINDBODY
TITLE SHEET
A0.00

C

DocuSign Envelope ID: 9977CE04-6B2E-4B6D-9B98-EFA932C65E78

Exhibit D

General Types of Obligations Assumed by Tenant for Building 100 Interior

- House plant maintenance;
- Interior light and fixture repair and maintenance;
- Door hardware repair and maintenance;
- Security alarm repair & maintenance;
- Designated condo common area (now exclusive use) HVAC repair and maintenance;
- Designated condo common area (now exclusive use) restroom repairs/plumbing responsibilities;
- Mechanical repairs to building mechanics; and
- Interior condo plan designated common area floor and wall maintenance (painting, tile repair, etc.).

D

DocuSign Envelope ID: 9977CE04-6B2E-4B6D-9B98-EFA932C65E78

Exhibit E

CC&Rs

CITY OF SAN LUIS OBISPO

CERTIFICATE OF APPROVAL

DECLARATION OF COVENANTS, CONDITIONS & RESTRICTIONS

Tank Farm Office Park
4041 Broad Street

Date of Approval: MAY 15, 2006

Approved as to form:

City Attorney

Approved as to content:

Community Development Director
by:

D

DocuSign Envelope ID: 9977CE04-6B2E-4B6D-9B98-EFA932C65E78

DocuSign Envelope ID: 9977CE04-6B2E-4B6D-9B98-EFA932C65E78

TANK FARM OFFICE PARK LEASE EXTENSION AND MODIFICATION AGREEMENT
EXISTING LEASE 120

Tank Farm Office Park, LLC ("Landlord" or "TFOP"), with a notice address of 684 Higuera Street, Suite B, San Luis Obispo, CA 93401, and MindBody, Inc. ("MB" or "Tenant"), with a notice address of 4051 Broad St., Suite 220, San Luis Obispo, CA 93401, are parties to the Tank Farm Office Park Multiple Lease Extension and Modification Agreement dated November 26, 2012 ("Modification"), relating to their interests as Landlord and Tenant in multiple premises, leased in association with the MindBody campus at 651 Tank Farm Road, San Luis Obispo. The parties wish to confirm application of the Modification Agreement to additional Premises as intended by the Modification. Capitalized terms used herein shall have the meaning set forth in the Modification.

A. Landlord and Tenant are parties to the following Lease: "Existing Lease 120", consisting of: an AIR Commercial Real Estate Association Standard Multi-Tenant Office Lease - Net, dated April 1, 2009, between Tank Farm Office Park, LLC, and Caliber Audit & Attest, LLP, as assigned by Caliber Audit & Attest to MindBody Online, Inc., on July 1, 2014. Existing Lease 120 applies to the approximately 1, 737 rentable square foot premises located at 4051 Broad Street, Suite 120, San Luis Obispo, CA, diagrammed as Suite 120 on Exhibit A attached to the Modification, and includes the non-exclusive use of defined Common Areas and certain unreserved parking rights. Existing Lease 120 expires by its terms on September 30, 2015.

B. Notwithstanding any limitations on the applicability of the Modification, Landlord and Tenant hereby agree that Existing Lease 120 shall be deemed an Existing Lease for purposes of the Modification, between TFOP and MB, and shall be extended and modified as an Existing Lease on the terms set forth in the Modification, and extended as if modified on the Reset Date to run concurrently with the other Existing Leases, with the term set at the Reset Term, rent set at the Blended Rate, with annual adjustments of 3% on each anniversary date of the Blended Rate Date, and including MB's Option to Extend on the same terms as set forth in the Modification.

C. The intent of this agreement is to include Existing Lease 120 within the terms of the Modification for all purposes. To the extent the Existing Lease 120 conflicts with the Modification, the Modification shall prevail.

IN WITNESS WHEREOF, Landlord and Tenant have signed this agreement as of the day and year written below.